EXHIBIT 99.1

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
Dalton Kent Securities Group, Inc.
New York, New York


We have audited the accompanying statement of financial condition of Dalton Kent Securities Group, Inc. as of December 31, 1999, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Dalton Kent Securities Group, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Richard A. Eisner & Company, LLP

New York, New York
January 26, 2000

DALTON KENT SECURITIES GROUP, INC.

Statement of Financial Condition
December 31, 1999
ASSETS
   Cash and cash equivalents                                                                $   1,187,636
   Cash - restricted                                                                              223,052
   Due from clearing broker                                                                     1,541,418
   Securities owned, at market value                                                            1,327,451
   Prepaid income taxes                                                                           212,709
   Furniture and equipment, net of $176,937 of accumulated depreciation                           136,256
   Other assets                                                                                   164,210
                                                                                            -------------

                                                                                            $   4,792,732
                                                                                            =============

LIABILITIES
   Securities sold, not yet purchased, at market value                                      $     183,538
   Note payable                                                                                   100,000
   Accounts payable and accrued expenses                                                        2,663,269
                                                                                            -------------

                                                                                                2,946,807
                                                                                            -------------

Commitments and contingencies

STOCKHOLDERS' EQUITY
   Common stock - $.98 par value; 105 shares authorized, issued and outstanding                       103
   Additional paid-in capital                                                                     533,406
   Retained earnings                                                                            1,312,416
                                                                                            -------------

                                                                                                1,845,925
                                                                                            -------------
                                                                                            $   4,792,732
                                                                                            =============

See notes to financial statements

DALTON KENT SECURITIES GROUP, INC.

Statement of Income
Year Ended December 31, 1999
Revenues:
   Commissions                                                                              $ 22,391,494
   Net gain on principal transactions                                                          7,698,020
   Interest income                                                                               491,460
   Dividend income                                                                                40,285
   Other                                                                                         444,102
                                                                                            ------------

                                                                                              31,065,361
                                                                                            ------------

Expenses:
   Commissions                                                                                17,574,664
   Clearing charges                                                                              838,328
   Floor brokerage fees                                                                          682,144
   Order execution charges                                                                       481,579
   Regulatory fees                                                                               258,711
   Employment costs                                                                            3,100,392
   Communications                                                                              1,128,709
   Occupancy costs                                                                               673,192
   Professional and consulting fees                                                              717,617
   Depreciation and amortization                                                                  66,029
   Other expenses                                                                              1,151,339
                                                                                            ------------

                                                                                              26,672,704
                                                                                            ------------

Income before provision for income taxes                                                       4,392,657
Provision for income taxes                                                                       181,222
                                                                                            ------------

Net income                                                                                  $  4,211,435
                                                                                            ============

See notes to financial statements

DALTON KENT SECURITIES GROUP, INC.

Statement of Changes in Stockholders' Equity

                                             Common Stock         Additional
                                         ------------------        Paid-in        Treasury        Retained
                                         Shares      Amount        Capital          Stock         Earnings          Total
                                        -------    --------     ------------    ------------   --------------  -------------
Balance - January 1, 1999                   102      $  100     $    596,830    $   (354,217)* $    1,001,053  $   1,243,766
Distributions to stockholders                                                                      (3,900,072)    (3,900,072)
Shares issued to new stockholders             1           1          (90,831)        354,217                         263,387
Shares sold to existing stockholder           2           2           27,407                                          27,409
Net income                                                                                          4,211,435      4,211,435
                                        -------    --------     ------------    ------------   --------------  -------------

Balance - December 31, 1999                 105      $  103     $    533,406    $          0   $    1,312,416  $   1,845,925
                                        =======      ======     ============    ============   ==============  =============

* 17 shares

See notes to financial statements

DALTON KENT SECURITIES GROUP, INC.

Statement of Cash Flows
Year Ended December 31, 1999
Cash flows from operating activities:
   Net income                                                                                   $   4,211,435
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                                    66,029
      Noncash compensation                                                                            263,386
      Changes in:
        Cash - restricted                                                                              (8,222)
        Due from clearing broker                                                                     (721,000)
        Securities owned, at market value                                                            (969,259)
        Prepaid income taxes                                                                         (200,099)
        Other assets                                                                                  (60,423)
        Securities sold, not yet purchased                                                            (65,791)
        Accounts payable and accrued expenses                                                       1,657,201
                                                                                                -------------

           Net cash provided by operating activities                                                4,173,257
                                                                                                -------------

Cash flows from investing activities:
   Purchase of furniture and equipment                                                                (84,443)
                                                                                                -------------

Cash flows from financing activities:
   Distributions to stockholders                                                                   (3,900,072)
   Purchase of common stock by stockholder                                                             27,410
   Principal payments on notes payable                                                                (50,000)
                                                                                                -------------

           Net cash used in financing activities                                                   (3,922,662)
                                                                                                -------------

Net increase in cash and cash equivalents                                                             166,152
Cash and cash equivalents - January 1, 1999                                                         1,021,484
                                                                                                -------------

Cash and cash equivalents - December 31, 1999                                                   $   1,187,636
                                                                                                =============

Supplemental disclosures of cash flows:
   Interest expense                                                                             $      11,096
   Income taxes                                                                                 $     381,344

Supplemental disclosure of noncash financing activities:
   During 1999 the Company issued treasury shares to nonstockholders of the Company. The value of these shares was recorded as compensation to these stockholders. The cost of the treasury shares in excess of their value was applied against additional paid-in capital.

See notes to financial statements

DALTON KENT SECURITIES GROUP, INC.

NOTE A - ORGANIZATION

Dalton Kent Securities Group, Inc. (the "Company") is a nonclearing broker-dealer in securities.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]    Commissions and securities transactions:

       Commissions earned from customer securities transactions are recorded on a settlement date basis. Securities transactions of the Company are recorded on a trade date basis.

[2]    Furniture, equipment and depreciation:

       Furniture and equipment are recorded at cost. For financial and tax reporting purposes, the Company utilizes accelerated methods for calculating depreciation.

[3]    Marketable securities:

       The Company considers marketable securities owned and securities sold, not yet purchased, to be held for trading purposes and are valued based upon the closing market price at December 31, 1999. The adjustment to year-end market values is included in the statement of income in net gain on principal transactions.

[4]    Income taxes:

       The Company has elected to be taxed as an S corporation pursuant to the Internal Revenue Code ("IRC"). A similar election has been made for New York State. As a result of the elections, the Company's income or loss is reportable by the stockholders for federal and state income tax purposes and, accordingly, only a nominal provision for New York State taxes has been recorded by the Company. With respect to New York City, income taxes continue to be accounted for at the corporate level.

[5]    Estimates:

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

[6]    Cash and cash equivalents:

       For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

DALTON KENT SECURITIES GROUP, INC.


[7]    Cash - restricted:

       Included in cash - restricted is a certificate of deposit with a financial institution. This certificate of deposit in the amount of $200,000 represents collateral for an open letter of credit and is therefore restricted as to its use.

NOTE C - NET CAPITAL REQUIREMENTS

The Company's minimum net capital requirement under Rule 15c3-1 of the Securities Exchange Act of 1934, as amended is the greater of 6 2/3% of aggregate indebtedness ($184,218 at December 31, 1999) or $100,000. At December 31, 1999, the net capital, as computed, was $821,002. Consequently, the Company had excess of net capital of $636,784.

At December 31, 1999, the aggregate indebtedness to net capital was 337% versus an allowable percentage of 1,500%.

NOTE D - NOTE PAYABLE

At December 31, 1999, the Company was obligated under a noninterest bearing $100,000 note payable to a former stockholder of the Company for a portion of the purchase of treasury shares. No specific repayment terms have been established.

NOTE E - COMMON STOCK TRANSACTIONS

During 1999, the Company issued seventeen treasury shares with an underlying cost of $354,217 and an additional authorized common share to nonstockholders, as compensation, at book value which approximates fair value. The cost of the treasury shares in excess of their fair value was applied against additional paid-in capital. The value of the additional authorized common share was treated as additional paid-in capital.

Also during 1999, the Company authorized and sold two additional common shares to an existing stockholder at book value.

The Company had a reverse stock split during 1999, effectively changing the par value of common stock from $.0001 to $.98. The beginning balances included in the statement of changes in stockholder' equity have been adjusted retroactively to reflect this change.

DALTON KENT SECURITIES GROUP, INC.


NOTE F - COMMITMENTS AND CONTINGENCIES

The Company is committed under the following:

[1] As assignee, for an operating lease for office space with a remaining term through May 31, 2007. Future minimum annual rentals under the terms of the lease are as follows:

                Year Ending                             Minimum
                 December                               Annual
                   31,                                   Rent
                -----------                          -------------

                  2000                               $     525,472
                  2001                                     525,472
                  2002                                     554,209
                  2003                                     574,735
                  2004                                     574,735
                  Thereafter                             1,388,943
                                                     -------------

                                                     $   4,143,566
                                                     =============

       Rent expense for the year ended December 31, 1999 was $720,121.

[2] During 1996, the Company entered into an equipment lease with Wexford Clearing Services Corporation ("Wexford") for computer equipment. Monthly lease payments are $2,557 per month for a term of 48 months ending June 2000. Future minimum lease payments required under the lease are $12,786.

[3] The Company is required to deposit cash or securities with a value of at least $250,000 (clearing deposit). The deposit of $250,000 is included in securities owned at December 31, 1999. The agreement is cancelable upon 60 days written notice from either party.

[4] At December 31, 1999, the Company has an available letter of credit for approximately $200,000 with a financial institution. The letter of credit is collateralized by a certificate of deposit.

[5] The Company is a party to certain claims, suits and complaints arising in the ordinary course of business. In the opinion of management, all such claims, suits and complaints are without merit, or involve amounts which would not have a significant adverse effect on the financial position of the Company. During 1999, the Company settled an employment related claim pending at December 31, 1998.

[6] The Company sponsors a defined contribution retirement plan under Section 401(k) of the IRC that covers substantially all employees. Participant contributions to the plan are voluntary and are subject to certain limitations imposed by the IRC. The Company makes matching contributions on behalf of the participants based on participant contributions up to a certain percentage of the participant's salary. The Company may also make discretionary contributions to the plan. No such contributions were made in 1999.

DALTON KENT SECURITIES GROUP, INC.


NOTE G - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK

In the normal course of business, the Company enters into transactions in securities sold, but not yet purchased ("Short Sales") and equity options purchased and written. Subsequent market fluctuations may require the Company to purchase such securities sold and cover options written at prices significantly higher than the market value reflected in the statement of financial condition. The average fair value of equity options held during 1999 was $404. The fair value and notional value of equity options held at December 31, 1999 was $1,250 and $360,000, respectively.

Included in net gain principal transactions are losses of approximately $7,250 related to the equity options.

Retail customer transactions are cleared through Wexford on a fully disclosed basis. In the event that customers default in payment of funds or delivery of securities, Wexford may charge the Company for any loss incurred in satisfying customer obligations. Additional credit risk occurs if Wexford or counterparties do not fulfill their obligations. The Company regularly monitors the activity in its customer accounts for compliance with margin requirements.

At December 31, 1999, the Company had a concentration of credit risk in the amount of approximately $683,000 from cash deposits held at a bank in excess of federally insured limits.

Substantially all of the Company's cash equivalents, securities owned, and amounts due from broker are held in custodial accounts by its custodian broker. The Company's custodian broker is highly capitalized and a member of major securities exchanges.